UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2006 (February 17, 2006)

(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202-5304

(Address and zip code of principal executive offices)

(414) 271-6755

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

As previously reported, on February 17, 2006, the Audit Committee notified Deloitte & Touche LLP (“Deloitte”) that upon completion of the 2005 engagement and the filing of the Company’s 2005 Form 10-K, Deloitte would be dismissed as the Company’s independent registered public accounting firm. On March 15, 2006, the 2005 engagement was completed and the Company filed its 2005 Form 10-K, and accordingly Deloitte was dismissed as the Company’s independent registered public accounting firm. Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2004 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2005 and the subsequent period through March 15, 2006, there have been no reportable events described in Item 304(a)(1)(v) of Regulation S-K and there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports on the financial statements for such years except for the following:

During 2004 there were disagreements with Deloitte with respect to the impairment of a receivable and the recording of an income tax benefit. The disagreements were resolved and the Company recorded corresponding adjustments prior to finalizing its 2004 audited financial statements. The Audit Committee discussed these matters with Deloitte. Also, the Company reported a material weakness in the Company’s internal controls at December 31, 2004, with respect to inadequate support for management’s estimates regarding the impairment of the receivable, and with respect to the Company’s documentation related to the income tax benefit. The Company determined that the documentation in these regards was not sufficient to support the accounting treatment originally proposed, and described the related weakness in the Company’s internal controls at December 31, 2004.

As previously reported, on February 17, 2006, the Audit Committee appointed Ernst & Young LLP (“E&Y”) as the Company’s new independent registered public accounting firm, subject to that firm’s acceptance of the appointment and to shareholder ratification at the 2006 annual meeting of shareholders. The engagement letter with E&Y was signed on February 22, 2006. During the fiscal years ended December 31, 2004 and 2005, and through February 22, 2006, neither the Company nor anyone acting on its behalf consulted with E&Y regarding any of the matters or events described in Items 304(a)(2)(i) and (ii) of Regulation S-K. The Company has authorized Deloitte to respond fully to any inquiries by E&Y regarding matters related to the material weakness described above or any other disagreement with the Company.

Item 9.01. Exhibits

Exhibit 16	Letter of Deloitte & Touche LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION
(Registrant)

By:	/s/ John L. Hammond
Name:	John L. Hammond
Title:	Vice President, Secretary and
General Counsel

Date: March 21, 2006

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